EXHIBIT 10.30

Portions of this Exhibit 10.30 have been omitted based upon a request for confidential treatment. This Exhibit 10.30, including the non-public information, has been filed separately with the Securities and Exchange Commission. “[*]” designates portions of this document that have been redacted pursuant to the request for confidential treatment filed with the Securities and Exchange Commission.

AMENDMENT NO. 9 TO SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 9 dated as of January 18, 2007 to SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into among AFC FUNDING CORPORATION, an Indiana corporation (the “Seller”), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the “Servicer”), FAIRWAY FINANCE COMPANY, LLC (as successor to Fairway Finance Corporation), a Delaware limited liability company (the “Initial Purchaser” and a “Purchaser”), GRESHAM RECEIVABLES (NO. 8) LIMITED (together with the Initial Purchaser, each a “Purchaser”), LLOYDS TSB BANK PLC, as agent for Gresham Receivables (No. 8) Limited, and BMO CAPITAL MARKETS CORP. (formerly known as HARRIS NESBITT CORP.), a Delaware corporation, as agent for Fairway Finance Company, LLC and as the initial agent (the “Agent”).

R E C I T A L S

A.                                    The Seller, the Servicer, the Initial Purchaser and the Agent are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of June 15, 2004 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Agreement”).

B.                                    The Seller, the Servicer, the Purchasers and the Agent desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Certain Defined Terms.  Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

2.                                      Amendments to Agreement.  The Agreement is amended as follows:

2.1.                            Clause (a) of the definition of “Collections” in Exhibit I is hereby amended to replace the phrase “received by the Seller, the Originator or the Servicer” therein with the phrase “received by the Seller, the Originator or the Servicer (including amounts paid directly to First Bank and subsequently forwarded to the Seller, the Originator or the Servicer)”.

2.2.                            The definition of “Contract” in Exhibit I is hereby amended to replace each reference to “AFC” therein with a reference to “AFC or First Bank, as applicable”.

2.3.                            The definition of “Dealer Note” in Exhibit I is hereby amended to replace the reference to “AFC” therein with a reference to “AFC or First Bank”.

2.4.                            The definition of “Default Ratio” in Exhibit I is hereby amended to replace the phrase “generated by the Originator” therein with the phrase “generated by the Originator (including those acquired by the Originator from First Bank)”.

2.5.                            Schedule IV is hereby amended to include the forms of Contracts attached hereto as Annex 1.

2.6.                            The definition of “Eligible Receivable” in Exhibit I is hereby amended (i) to replace the phrase “originated by the Originator” in clause (a) thereto with the phrase “originated by First Bank and acquired by the Originator pursuant to the First Bank Sale Agreement or originated by the Originator” and (ii) to replace the phrase “for which AFC has taken all commercially reasonable action” in clause (r) thereto with the phrase “for which AFC has taken (or caused to be taken) all commercially reasonable action”.

2.7.                            The definition of “Loss Reserve Ratio” in Exhibit I is hereby amended to replace the phrase “[*]” therein with the phrase “[*]”.

2.8.                            The definition of “Outstanding Balance” in Exhibit I is hereby amended to replace the phrase “by AFC” therein with the phrase “by AFC or First Bank, as applicable, upon origination”.

2.9.                            The definition of “Receivable” in Exhibit I is hereby amended to replace the phrase “by the Originator” therein with the phrase “by the Originator or First Bank”.

2.10.                     The following definitions of “First Bank” and “First Bank Sale Agreement” are hereby added to Exhibit I as alphabetically appropriate:

“First Bank” means First Bank of White, a federally insured commercial bank organized under the laws of the state of South Dakota.

“First Bank Sale Agreement” means that certain Commercial Floor Plan Loan Marketing, Originator, and Sale Agreement dated as of January 18, 2007, between the Originator and First Bank.

2.11.                     Clause (f) of the definition of “Related Security” in Exhibit I is hereby amended to add the phrase “or the First Bank Sale Agreement” to the end of such clause (f).

2.12.                     The definition of “Transaction Documents” in Exhibit I is hereby amended to replace the phrase “the Purchase and Sale Agreement,” therein with the phrase “the Purchase and Sale Agreement, the First Bank Sale Agreement,”.

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2.13.                     Clause (l) of Exhibit IV is hereby amended to add a new subclause (xiii) thereto as follows: (xiii) promptly after the Seller obtains knowledge thereof, notice of any litigation, regulatory ruling, default under the First Bank Sale Agreement or other event which could reasonably be expected to prevent First Bank from originating Receivables or transferring Receivables to the Originator following origination.”

3.                                      Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Agent and the Purchaser as follows:

(a)                                 Representations and Warranties.  The representations and warranties of such Person contained in Exhibit III and Exhibit VII to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

(b)                                 Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part.  This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

(c)                                  Termination Event.  No Termination Event or Unmatured Termination Event has occurred and is continuing.

4.                                      Effectiveness.  This Amendment shall become effective upon receipt by the Agent of each of the counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.

5.                                      Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

6.                                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

7.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.

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8.                                      Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

9.                                      Consent.  Each of the parties hereto hereby consents to (i) the assignment by AFC to First Bank of White of all of its right, title and interest in the Existing Loans (as defined in the First Bank Sale Agreement) pursuant to Section 6.1 of the First Bank Sale Agreement and (ii) the amendment of the Contracts related to such Existing Loans to reflect the new forms set forth in Section 2.5 above.  Each party hereto also consents to Amendment No. 2 to the Purchase and Sale Agreement dated as of the date hereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AFC FUNDING CORPORATION

By:	/s/ James E. Money, II
Name:	James E. Money, II
Title:	Assistant Treasurer / Controller

AUTOMOTIVE FINANCE CORPORATION

By	/s/ Cameron Hitchcock
Name:	Cameron Hitchcock
Title:	President

FAIRWAY FINANCE COMPANY, LLC

By:	/s/ Amy S. Keith
Name:	Amy S. Keith
Title:	Vice President

BMO CAPITAL MARKETS CORP., as Purchaser Agent for Fairway Finance Company, LLC and as Agent

By:	/s/ John Pappano
Name:	John Pappano
Title:	Managing Director

GRESHAM RECEIVABLES (NO. 8) LIMITED

By:	/s/ S.M. Hollywood
Name:	S.M. Hollywood
Title:	Director

LLOYDS TSB BANK PLC, as Purchaser Agent for Gresham Receivables (No. 8) Limited

By:	/s/ Edward Leng
Name:	Edward Leng
Title:	Director

Consented to:
BANK OF MONTREAL

By:	/s/ Amy K. Dumser
Name: Amy K. Dumser
Title: Director

LLOYDS TSB BANK PLC

By:	/s/ Daniela Chun
Name: Daniela Chun
	Title:	Assistant Vice President
Structured Finance, USA
C-031

By:	/s/ Peter Hart
Name: Peter Hart
	Title:	Vice President
Structured Finance, USA
H002

ANNEX I

Dealer Application (U.S.)

Dealership

Line Requested:	Plate Number:
Company Name:
Address:

Phone:	Fax:

Sales Tax Exemption Certificate #:	Type of Business: Used Retail or Wholesale# of years in Business:
Organization Type:	Federal ID #:
Doing Business As: (Yes or No)

Officers and Owners

Officer 1:	Title:	Officer 1’s SSN:
Officer 2:	Title:	Officer 2’s SSN:
Officer 3:	Title:	Officer 3’s SSN:
Officer 4:	Title:	Officer 4’s SSN:
Stockholder 1:	Percent owned:	Stockholder 1’s SSN:
Stockholder 2:	Percent owned:	Stockholder 2’s SSN:
Stockholder 3:	Percent owned:	Stockholder 3’s SSN:
Stockholder 4:	Percent owned:	Stockholder 4’s SSN:

Insurance

Type:	Policy #:	Insurance Company:	Amt:
Type:	Policy #:	Insurance Company:	Amt:

Banking Relations

Bank:	Account:	Bank Phone #:
Bank:	Account:	Bank Phone #:

USA Patriot Act Notice:  IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT*.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an Account.  What this means for you:  When you open an Account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.

*Account means a formal banking relationship established to provide or engage in services, dealings, or other financial transactions including a deposit account, a transaction or asset account, a credit account, or other extension of credit.  Account also includes a relationship established to provide a safe deposit box or other safekeeping services, or cash management, custodian and trust services.

For Residents of California or other Community Property States: If you are married and not separated, and unless you indicate otherwise, all stated income and assets will be presumed to be community property and all stated liabilities, debts, and other obligations will be presumed to be liabilities of the community.  If you are married and any of the assets/liabilities described in this application are your or your spouse’s separate property, please provide details on a separate sheet.

By signing below, I acknowledge that I am applying for credit from, or am guaranteeing credit from, First Bank of White, and that my obligations will be assigned to and purchased by Automotive Finance Corporation (“AFC”), and that both First Bank of White and AFC will therefore be participating in the decision whether to extend me credit or accept my guaranty.

I hereby certify that the information contained within this application and on any accompanying financial statements is true, complete, and accurate and portrays a correct and precise financial picture of the dealership, the officers (if applicable), the equity holders (if applicable), and the guarantors.  I authorize AFC, on its own behalf and as agent for First Bank of White, to obtain credit information from a credit bureau and any financial institution or trade creditor that I have provided as well as any other credit investigation that AFC in AFC’s sole discretion deems necessary for purposes of, including, but not limited to, assessing my credit worthiness, collection of any outstanding debt, and obtaining intercreditor agreements and perfecting AFC’s security interest, on its own behalf and as collateral agent for First Bank of White (hereinafter collectively referred to as “Credit Screening”), and upon request, I will be informed of the name and address of the credit reporting agency that furnished the report.  I also authorize AFC to contact any third parties and to disclose information, including information contained in this application, for purposes of Credit Screening.  I also authorize AFC to disclose the above described information to any of its affiliates, subsidiaries, and parent companies.  Further, if a credit line is granted, I authorize AFC to review my account periodically, which could include obtaining additional credit reports for the purpose of Credit Screening.  I authorize AFC to disclose my credit information into any credit database.  I also authorize AFC to share any and all other financial information that it possesses regarding my account, including but not limited to information regarding my loan history, account history, account balance, and credit worthiness, with any third party that reasonably requests information about me.  I authorize AFC, its affiliates, subsidiaries and parent companies to a) send facsimile transmissions to me at the facsimile numbers listed as my facsimile number in any communication sent from time to time by me; b) make telephone calls to me at the telephone numbers listed as my telephone number in any communication sent from time to time by me; c) send emails to me at the email addresses listed as my email address in any communication sent from time to time by me; and d) communicate to me via any and all other forms of communications, for the purposes of including, but not limited to marketing, collection and any other communication needs.  I agree that this permission will remain in effect until cancelled by me in writing. This application is executed in my individual capacity and in my capacity as an officer of the company, if applicable.

Date	Date

Date	Date

Date	Date

Date	Date

LENDER Use Only

Checked with Auction GM	GM Initials

Line Amt.:	Dealer # :	Branch #:
Contract Date:	Computer Number:
Fee:	Interest:
Terms:

DEMAND PROMISSORY NOTE AND SECURITY AGREEMENT

FOR VALUE RECEIVED, each of the undersigned dealers (hereinafter referred to jointly and severally as the “Dealer” which term shall mean as applicable each of the undersigned individually and all of the undersigned collectively) on behalf of themselves individually and in their representative capacity hereby promises to pay to the order of First Bank of White, a federally-insured commercial bank organized under the laws of the state of South Dakota (“LENDER”), c/o Automotive Finance Corporation (“AFC”), as agent for LENDER with its principal office listed on the web site currently located at URL www.AFCDEALER.com or a successor thereto or such other place as LENDER may designate, the principal sum of       ($      ) (the “Aggregate Advance Limit”) or such greater or lesser principal amount as may be outstanding pursuant hereto, with interest on any outstanding balance prior to an Event of Default, as defined in Section 7.0 hereof, at the rate of interest (based upon a 360 day year, compounded daily) set forth in the Term Sheet and as amended from time to time.  In the event that no Term Sheet is executed or effective, then interest shall accrue at a variable rate, adjusted each business day, based upon the most recent prime rate published in The Wall Street Journal plus five percent (5%) per annum.  Interest shall accrue from, the earlier of the date of a requested Advance or the date that an Obligation is incurred and shall be compounded daily.  After an Event of Default, interest shall accrue at a variable rate, adjusted each business day, based upon the most recent prime rate published in The Wall Street Journal plus eight percent (8%) per annum, with such interest compounded daily and accruing from the date on which the Event of Default first occurred.  All payments shall be made in lawful money of the United States and in immediately available funds.

Until demand by LENDER or until an Event of Default (at which time the Obligations shall at LENDER’s option and without notice become immediately due and payable in full), Dealer shall pay the Obligations as provided in Section 2.6.

The Dealer: (a) waives demand and presentment for payment, protest, notice of protest and notice of non-payment or dishonor of this Note; (b) consents to any extension of the time of payment hereof; (c) waives all defenses based on suretyship or impairment of collateral; and (d) waives any defenses which the Dealer may assert on the Obligations including but not limited to failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction, and usury.

In consideration of the premises and the mutual covenants and conditions contained herein, the parties further agree as follows:

AGREEMENT

1.0                               DEFINITIONS.  When used herein, the following terms shall have the following meanings:

1.1                               Advance - discretionary loan(s) to Dealer or payment(s) on behalf of Dealer by LENDER pursuant to the terms of this Note.

1.2                               Aggregate Advance Limit - the maximum lending limit, as set forth above.

1.3                               Check - a payment by or on behalf of Dealer to LENDER which is other than a payment in cash or via certified funds.

1.4                               Collateral — all of Dealer’s assets and properties wherever located, including without limitation (a) all machinery, furniture, and Equipment of any kind now owned or hereafter acquired by Dealer, (b) all Vehicles, vehicle parts, and other inventory of any kind now owned or hereafter acquired by Dealer, including, without limitation, the Purchase Money Inventory as hereinafter defined, (c) all documents, including but not limited to Titles, accounts, Retail Installment Contracts, chattel paper, electronic chattel paper, leases, insurance policies, instruments, fixtures, investment property, monies, certificates of deposit, deposit accounts, letter of credit rights, supporting obligations, and general intangibles (including payment intangibles) now owned or hereafter acquired by Dealer, (d) any and all proceeds, products, additions, accessions, accessories, and replacements of the foregoing, (e) all of Dealer’s computer records, software, business papers, ledger sheets, files, books, and records relating to the foregoing, now owned or hereafter acquired, and (f) the following:

1.5                               Curtailment Date - that certain day at the end of the Period when all Obligations concerning or relating to an item of Purchase Money Inventory become due and payable.

1.6                               Dealer’s Place of Business -any or all of the following location: (a) the place where the Collateral and Dealer’s books and records are kept; (b) the place from which Dealer’s business affairs and operations are conducted, unless otherwise disclosed in writing to LENDER by Dealer; and (c) the place where Dealer’s registered office is located.

1.7                               Equipment — all goods, other than inventory, of any kind and wherever located.

1.8                               Floorplan Fee - that non-refundable fee payable to LENDER by Dealer in the amount set forth on the Term Sheet for each Period, or portion thereof, in which an Advance for each individual item of Purchase Money Inventory is outstanding, provided that in the event no Term Sheet is executed and effective, then the Floorplan Fee shall be equal to One Hundred Dollars ($100.00).  Notwithstanding the foregoing or any provision in the Term Sheet to the contrary, LENDER reserves the right to charge a Floorplan Fee in a higher amount as a condition to making an Advance if, in its sole discretion, LENDER determines that the circumstances so warrant.

1.9                               Interest - those finance charges owed by Dealer to LENDER on all outstanding Obligations, which charges shall begin to accrue, on the earlier of the date of each Advance or the date that an Obligation is incurred, compounded daily, and shall be payable at the rate and upon the terms and conditions set forth in this Note.

1.10                        Late Fee - that non-refundable fee payable to LENDER by Dealer, in the amount equal to the Floorplan Fee for each item of Purchase Money Inventory, assessed each week, or portion thereof, that Dealer fails to repay Obligations under this Note when due as provided by this Note.  Dealer agrees that this Late Fee is a reasonable estimate of LENDER’s probable losses due to the delay, inconvenience, and administrative expenses associated with late payment. LENDER may also include in the Late Fee an amount equal to the greater of $25 or the maximum amount permitted by law for each Check tendered to LENDER, by or on behalf of Dealer, that is subsequently dishonored, in addition to any charge or fee imposed by the depository institution for each returned or dishonored item and any other charges or fees permitted by law.

1.11                        Note - this Demand Promissory Note and Security Agreement.

1.12                        Number of Curtailment Date Extensions - the number of times set forth on the Term Sheet, that the Curtailment Date may be extended for an item of Purchase Money Inventory pursuant to this Note, provided that in the event no Term Sheet is executed and effective, the Number of Curtailment Date Extensions shall be zero (0).

1.13                        Obligations - all Advances, debts, Purchase Money Inventory Obligations, liabilities, financial obligations, charges, expenses, fees, attorney fees, costs of collection, covenants, and duties owing, arising, due, or payable from Dealer to LENDER of any kind or nature, present or future, under any instrument, guaranty, or other document whether arising under this Note or any other agreement, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or become due, now existing or hereafter arising and however acquired including, without limitation, all Interest, Floorplan Fee(s) and Late Fee(s), and other expenses, costs or fees provided for herein.

1.14                        Odometer Disclosure Statement - that statement of mileage for a Vehicle required, by the Motor Vehicle Information and Cost Savings Act as amended (49 U.S.C. § 32701 et seq.) and the regulations implementing same (49 C.F.R. § 580 et seq.), to be provided to a Vehicle transferee by the transferor.

1.15                        Period - that number of days set forth on the Term Sheet, beginning on the earlier of the date of a requested Advance or the date that an Obligation is incurred and ending on the Curtailment Date that an item of Purchase Money Inventory will be financed by LENDER pursuant to this Note, provided that in the event no Term Sheet is executed and effective, then the Period shall be thirty (30) days.

1.16                        Purchase Money Inventory - any and all Vehicles, vehicle parts, or goods of any kind, now or hereafter acquired by Dealer with an Advance.

1.17                        Purchase Money Inventory Obligations - the liabilities owing, arising, due, or payable from Dealer to LENDER with respect to specific Advances for specific items of Purchase Money Inventory now existing or hereafter arising.

1.18                        Retail Installment Contract - that contract of sale and security agreement, whether or not constituting chattel paper under Article 9 of the UCC, whereby Dealer sells Purchase Money Inventory to a retail customer in the ordinary course of Dealer’s business.

1.19                        Term Sheet - that agreement in effect from time to time executed by Dealer and LENDER containing information including but not limited to the Floorplan Fee, Interest and Period, and incorporated herein by reference as Exhibit A.

1.20                        Title - the certificate of title or other document issued by a duly authorized state, province or government agency evidencing ownership of a Vehicle.

1.21                        UCC - the Uniform Commercial Code as enacted in South Dakota and amended from time to time.  Any term used in the UCC and not defined herein has the meaning given to the term in the UCC as presently enacted in South Dakota or modified hereafter.

1.22                        Vehicle - a vehicle, the ownership of which is embodied in a Title, driven or drawn by mechanical power, manufactured primarily for use on the public streets, roads, and highways.

1.23                        Terms and Conditions — All provisions of this Note, excluding any language specifically referencing Dealer by individual or business name or address, or referencing the dollar amount of Dealer’s Aggregate Advance Limit.

2.0                               FINANCING PROCEDURES. For purposes of this Note and all documents and instruments executed in connection herewith, Dealer acknowledges and agrees that AFC will act as agent on behalf of LENDER and will be the Dealer’s sole point of contact.

2.1                               Discretionary Advances.  LENDER may, in its sole discretion, from time to time make an Advance to or on behalf of Dealer for the purpose of enabling Dealer to purchase and/or hold Purchase Money Inventory for resale, and for other purposes as determined in LENDER’s sole discretion.  Dealer acknowledges and agrees that LENDER may, with or without cause, refuse to make an Advance.  Dealer further agrees that LENDER’s decision to make an Advance shall be binding only if it is in writing and signed by LENDER.  Dealer and LENDER agree that Dealer is not obligated to finance any Purchase Money Inventory, or any other assets through LENDER.

2.2                               Advance Requests: Purchase Money Inventory.  Dealer may request an Advance for the purpose of enabling Dealer to purchase and hold an item of Purchase Money Inventory for resale by providing LENDER with: (a) a copy of the bill of sale which indicates the vendor and the actual purchase price of the Purchase Money Inventory; and (b) as to Vehicles, a completed Odometer Disclosure Statement and the Title duly assigned to Dealer.

2.3                               Advance Requests: Other Purposes.  Dealer may request an Advance for purposes other than enabling Dealer to purchase and hold an item of Purchase Money Inventory for resale by providing LENDER with: (a) a written request setting forth the purpose for the requested Advance, and (b) such other information as LENDER may require.  If LENDER elects to make any such Advance, the Advance shall be deemed an additional Obligation under this Note from the date on which the Advance is made.

2.4                               Conditions to Advances.  As a condition precedent to an Advance, Dealer shall deliver to LENDER, at LENDER’s request, a certificate in a form acceptable to LENDER certifying that (a) no Event of Default has occurred or is continuing, (b) Dealer is in complete compliance with the terms and conditions of this Note, (c) all prior Advances made for the purpose of enabling Dealer to purchase an item of Purchase Money Inventory have only been used to purchase Vehicles encumbered by this Note, (d) no material adverse effect to the operation or prospects of Dealer (financial, business, labor or otherwise) exists or is threatened, (e) no checks issued by Dealer to LENDER have been dishonored, and (f) such other information as LENDER may request.  In addition, if the Advance request is for the purpose of enabling Dealer to purchase and hold an item of Purchase Money Inventory for resale, Dealer shall deliver to LENDER, at LENDER’s request, a certificate in a form acceptable to LENDER, certifying that the Advance will be used only to purchase Vehicles encumbered by this Note.

2.5                               Advances Without Request.  If at any time including but without limitation during an Event of Default or acceleration under this Note, Dealer is in default on any obligation to a third party, LENDER may in its sole discretion elect, but is not required, to make payment or transfer on Dealer’s behalf to the third party, in any amount up to the total obligation owed by Dealer to the third party, as a means of satisfying Dealer’s obligation to the third party in whole or in part.  If LENDER elects to make any such payments or transfers, they shall be deemed additional Obligations under this Note from the date on which the payment or transfer is made.  Such payments or transfers may be made without prior notice to Dealer and without regard to any Aggregate Advance Limit then in effect for Dealer.

2.6                               Repayment of Purchase Money Inventory Obligations and Obligations.  Dealer shall pay to LENDER at the offices of LENDER the Purchase Money Inventory Obligations and the Obligations, on demand and without notice, with respect to an item of Purchase Money Inventory on the earlier of: (a) forty-eight (48) hours after the disposition by sale or otherwise of an item of Purchase Money Inventory; or (b) the Curtailment Date.  LENDER shall apply applicable payments to the Purchase Money Inventory Obligation incurred from said item of Purchase Money Inventory.  Notwithstanding anything herein to the contrary including Sections 3.0 and 4.0 if, after the disposition by sale or otherwise and subsequent payment to LENDER as delineated above, a shortage exists between any payments received by LENDER and the Purchase Money Inventory Obligation with respect to an item of Purchase Money Inventory, that shortage shall be considered an Obligation owed by Dealer to LENDER and secured with Collateral other than Purchase Money Inventory.  The order and method of application of payments of the Obligations, excluding payments with respect to Purchase Money Inventory Obligations, shall be at the sole discretion of LENDER.

2.7                               Extension of Curtailment Date.  If Dealer is in compliance with all other provisions of this Note, LENDER may, in its sole discretion, permit an extension of the Curtailment Date relative to an item of Purchase Money Inventory for a Period, upon the payment of Interest, Floorplan Fee(s) and a minimum of       Percent (    %) of the outstanding Advance relating to such item of Purchase Money Inventory.

2.8                               Presumptions Regarding Outstanding Balance.  The date and amount of each Advance made by LENDER and of each repayment of principal or interest thereon shall be recorded by LENDER.  The aggregate unpaid principal amount, interest, fees, and other Obligations so recorded by LENDER shall constitute prima facie evidence of the sums owing and unpaid under this Note; provided, however, that the failure by LENDER to so record any such amount or any error in so recording any such amount shall not limit or otherwise affect the liability of Dealer under this Note to repay the Obligations.

2.9                               Purchase Money Inventory and Title Control.  At any and all reasonable times Dealer shall allow LENDER’s officers, employees, agents, attorneys, designees and representatives (including but not limited to representatives of AutoVin, Inc., it successors, affiliates, subsidiaries and parent companies) access to Dealer’s books and records and the Dealer’s Place of Business for the purpose of conducting an audit of Dealer’s inventory, books and records.  Dealer agrees to pay all of LENDER’s expenses in conducting such audit.  Dealer may request the Title to a Vehicle or Vehicles held by LENDER for purposes of correcting same or taking said Vehicle(s) to an auction.  If LENDER in its sole discretion agrees with such request, Dealer shall deliver to LENDER a Check or draft in an amount equal to the Advance(s) relating to such Vehicle(s). Unless such Title(s) are returned to LENDER within the time period established by LENDER, LENDER may deposit or present such check or draft for payment and any outstanding Obligation(s), Floorplan Fee(s) or accrued interest relating to Advance(s) for such Vehicle(s) shall become immediately due and payable.

2.10                        Authorization of LENDER.  By execution of this Note, Dealer authorizes LENDER, and any of its officers, employees or agents to take any and all action to secure and perfect it’s interest in the Collateral including but not limited to taking possession of the Collateral and executing and filing, on behalf of Dealer and without Dealer’s signature, original financing statements, amendments, continuation statements, and any other documents LENDER deems necessary or desirable to protect its interests.  Dealer authorizes LENDER to supply any omitted information and correct errors in any document executed by or on behalf of Dealer, and to contact any bank or other depository institution to obtain account information concerning Dealer.  Dealer authorizes LENDER to obtain credit information from a credit bureau, and any financial institutions or trade creditor that Dealer has provided as well as other credit investigation that LENDER in LENDER’s sole discretion deems necessary for purpose of, among other things, but not limited to assessing my credit worthiness, collection of any outstanding debt, and obtaining intercreditor agreements and perfecting LENDER’s security interest (hereinafter collectively referred to as “Credit Screening”).  Dealer also authorizes LENDER to contact any third parties to disclose information, including information contained in this Note, for the purposes of Credit Screening.  Dealer also authorizes LENDER to disclose the above described information to any of its affiliates, subsidiaries, and parent companies.  Further, Dealer authorizes LENDER to review Dealer’s account periodically, which could include obtaining additional credit reports for the purpose of Credit Screening  Dealer authorizes LENDER to disclose my credit information into any credit database.  In addition, Dealer shall execute the Power of Attorney incorporated herein by reference as Exhibit B.

3.0                               GRANT OF SECURITY INTEREST.  To secure Dealer’s prompt payment of the Purchase Money Inventory Obligations, Dealer hereby grants to LENDER a lien and a purchase money security interest in the Purchase Money Inventory and the Titles thereto.  To secure Dealer’s prompt payment of the Obligations, Dealer hereby grants to LENDER a lien and security interest in all of the Collateral except the Purchase Money Inventory.  Dealer understands and agrees that LENDER at all times intends to maintain the status of a purchase money secured creditor with priority rights in the Purchase Money Inventory as provided under the UCC.  Therefore, to the extent purchase money status can still be maintained under applicable law, Dealer also grants LENDER a lien and a security interest as follows: (a) the Purchase Money Inventory also secures Obligations that are not Purchase Money Inventory Obligations, and (b) Collateral that is not Purchase Money Inventory also secures Purchase Money Inventory Obligations.

4.0                               SALES OF PURCHASE MONEY INVENTORY.  Unless and until an Event of Default shall have occurred, Dealer may sell the Purchase Money Inventory to bona fide buyers in the ordinary and regular course of Dealer’s business, but nothing herein shall be deemed to waive or release any interest LENDER may have hereunder or under any other agreement in any proceeds or replacements of the Purchase Money Inventory.  Upon the sale of any item of Purchase Money Inventory, Dealer shall hold the amount received from the disposition of inventory in Trust for the benefit of LENDER and Dealer shall pay to LENDER, in accordance with Section 2.6, an amount equal to the unpaid balance of the Purchase Money Inventory Obligations and Obligations relating to such Purchase Money Inventory.

5.0                               DEALER’S COVENANTS.  Until payment in full of all of the Obligations or unless LENDER shall otherwise consent in writing, each individual undersigned Dealer covenants and agrees as follows:

5.1                               Disposition of Purchase Money Inventory.  Unless Purchase Money Inventory is the subject of a Retail Installment Contract that satisfies the requirements of Section 6.7 or is sold pursuant to Section 4.0, Dealer shall not attempt to or actually, sell, lease, transfer, mortgage, encumber, or otherwise dispose of the Purchase Money Inventory, any part thereof, or any interest therein, or remove, for a period exceeding twenty-four (24) hours, any item of Purchase Money Inventory from the Dealer’s Place of Business. In addition, Dealer shall keep the Purchase Money Inventory free from any lien, security interest, mortgage, claim, charge or other encumbrance, other than those granted pursuant to this Note or permitted in writing by LENDER.

5.2                               Unconditional Payment Obligation.  Dealer’s obligation to make full payment under this Note is unconditional and shall not be affected by claims or disputes Dealer may have against any other person, including but not limited to claims or disputes Dealer may have against any person or entity who transferred, conveyed, or sold one or more Vehicles to Dealer.

5.3                               Maintenance of Collateral.  Dealer shall keep and maintain the Collateral in good repair and safe condition, and not cannibalize, alter or substantially modify the Collateral, nor secrete or conceal the Collateral.

5.4                               Dealer’s Books and Records. Dealer has kept and shall continue to keep true and accurate books and records concerning its business affairs and the Collateral. Such books and records shall contain full and correct entries of all business transactions and shall be kept in accordance with generally accepted accounting principles consistently applied. Dealer shall at least annually and upon request furnish financial statements to LENDER based upon said books and records and upon request shall permit LENDER to inspect, make extracts from and receive from Dealer originals or true copies of Dealer’s books and records and any papers relating to the Collateral. All financial statements submitted to LENDER shall fairly present the financial condition of Dealer and any other person or entity identified in such financial statements as of the preparation date. Dealer shall notify LENDER, in writing, of any material adverse change in the financial condition of Dealer as compared to any prior financial statements submitted to LENDER.

5.5                               Insurance.  Dealer shall keep the Collateral insured against such risks and in an amount equal to the Aggregate Advance Limit or such lesser amount as LENDER may from time to time permit and with such insurer or insurers as LENDER may from time to time approve.  Dealer shall provide LENDER, or LENDER’s designees, with copies of its policies of insurance covering the Collateral together with evidence that the premium therefor has been paid and that LENDER has been named as loss payee or additional insured on such policies.  The proceeds of loss under such policies are hereby assigned to LENDER.  If LENDER determines, in its sole discretion, that Dealer has not maintained adequate insurance coverage for the Collateral, LENDER may, but has no obligation to, purchase a policy or policies of insurance (through forced placement or otherwise) and may treat amounts so expended as additional Obligations.  The risk of loss or damage to the Collateral shall at all times remain solely with Dealer.

5.6                               Litigation Notice.  Dealer shall provide to LENDER within five (5) days after service of process, notice of any litigation, arbitration, or other proceeding by or before any court, governmental agency, or entity affecting Dealer.

5.7                               Taxes.  Dealer has paid and shall pay all taxes and assessments relating to its business affairs and shall pay all taxes and assessments at any time levied on the Collateral as and when the same become due and payable in the ordinary course.  If Dealer fails to pay taxes or assessments relating to the Collateral, LENDER may, but has no obligation to, pay said taxes or assessments and may treat amounts so expended as additional Obligations.

5.8                               Further Assurances.  Dealer shall execute any and all documents necessary to confirm an Advance or perfect LENDER’s lien and security interest in the Collateral.  Dealer shall, at any time and at the request of LENDER, assign in writing any or all Retail Installment Contracts and deliver the originally executed Retail Installment Contracts to LENDER.

5.9                               Acknowledgments.  Dealer acknowledges that LENDER has relied on Dealer’s Covenants and Dealer’s Representations and Warranties as delineated in this Note, and is not charged with any contrary knowledge that may be ascertained by examination of the public records, or that may have been received by any officer, director, agent, employee, representative or shareholder of LENDER.

5.10                        Changes in Dealer’s Business.  Upon the execution of this Note, Dealer shall provide LENDER with a document listing Dealer’s Place of Business.  Dealer shall provide LENDER written notice within 30 days of any of the following: (a) any change in Dealer’s Place of Business or chief executive office, (b) any change in the corporate, business or ownership structure of Dealer, (c) any change in the state or jurisdiction of incorporation, organization or business entity registration of Dealer, (d) any change in the legal name or trade name of Dealer, (e) any consolidation or merger with any other person or entity, (f) any change in control of Dealer, (g) any sale, transfer or insurance of equity securities or reclassification, readjustment or other change in capital structure, or (h) any amendment to Dealer’s articles, by-laws or other organizational documents.

5.11                        Notice to Account Debtors.  Dealer shall, at any time and at the request of LENDER, notify any or all account debtors or obligors that LENDER has the right to enforce Dealer’s rights against the account debtors or obligors, that LENDER has a security interest in the accounts and chattel paper, and that the account debtors and obligors must direct payment to LENDER.

5.12                        Guaranties.  At the request of LENDER prior to the execution of this Note and at any time thereafter, Dealer shall deliver to LENDER a duly executed guaranty or guaranties of a third party or parties which is incorporated herein by reference as Exhibit C.

5.13                        Control Agreements.  Dealer shall cooperate with LENDER in obtaining control agreements or similar type agreements in form and substance satisfactory to LENDER with respect to Collateral consisting of deposit accounts, certificates of deposit, investment property, letter of credit rights, electronic chattel paper, certified or uncertified securities, and other collateral which may require steps in addition to filing a financing statement to perfect LENDER’s security interest.  In the event satisfactory control agreements cannot be obtained, Dealer shall cooperate with LENDER in placing the account or other property in LENDER’s name as owner or co-owner.

6.0                               DEALER’S REPRESENTATIONS AND WARRANTIES.  On the date of this Note and until the Obligations are paid in full and Dealer has performed all of its obligations hereunder, the representations and warranties contained in this Note and every factual matter in any other document delivered to LENDER by or on behalf of each individual undersigned Dealer shall be true and correct in all material respects for each individual undersigned Dealer and will remain true and correct for each individual undersigned Dealer.

6.1                               Permits and Licenses.  Dealer has all applicable permits and licenses necessary to conduct business as a retail or wholesale seller, as applicable, of the Collateral.  Dealer has all required government certificates, licenses, registrations, and charters to operate as the entity or business type identified and is in good standing with all applicable governmental authorities.  Dealer shall comply with, and not permit any violation by its agents or employees of, all applicable laws, regulations, and orders of public authorities relating to Dealer’s business affairs and the Collateral.

6.2                               Authority.  The undersigned is legally competent, and has been duly authorized by all necessary action, to execute and deliver this Note and consummate all of the transactions contemplated hereby.  Dealer has now and will have at the time of each Advance full right, power, and authority to borrow in the manner and on the terms and conditions set out in this Note, and to grant LENDER the lien and security interest granted in this Note without the consent or approval of any third party or public authority.

6.3                               Ownership. Dealer has now and will have at the time of each Advance good and marketable title to the Purchase Money Inventory, free and clear of all liens, security interests, mortgages, charges, claims, and other encumbrances or interests whatsoever, except the lien and security interest granted under this Note, or except as permitted by LENDER in writing or acknowledged by LENDER’s written notification to such third party advising such third party of LENDER’s purchase money security interest in the Purchase Money Inventory and the proceeds thereof.

6.4                               Enforceability. This Note, and any other agreements or documents contemplated herein or executed in connection herewith, constitute valid and binding obligations of the Dealer and all are enforceable in accordance with their respective terms.

6.5                               Litigation. No legal, arbitration, or administrative proceedings are pending or threatened against Dealer which could reasonably affect the Collateral or which materially and adversely affect the properties, business, prospects, or condition, financial or otherwise, of the Dealer or Dealer’s ability to honor its obligations hereunder.

6.6                               Check Representations. With each and every payment to LENDER by Check, Dealer represents and warrants (regardless of whether Dealer is the drawer of the Check), that, at the time of issuance of the Check and at the time such Check may be presented for payment, the account upon which such Check is drawn contains immediately available funds sufficient for payment of that Check and all other Checks issued or outstanding at that time.

6.7                               Retail Installment Contract Representations.  With respect to each Retail Installment Contract: (a) Dealer is the owner thereof; (b) Dealer has made all filings, recordations, and has taken all necessary actions (including registration on a certificate of title) which are required to perfect Dealer’s interest with respect to the collateral thereunder; (c) such Retail Installment Contract is the result of a bona fide transaction entered into in the ordinary course of Dealer’s operations; (d) such Retail Installment Contract is true, valid, genuine, binding, and enforceable in accordance with the written terms thereof; (e) such Retail Installment Contract is the only chattel paper with respect to the subject thereof; (f) such Retail Installment Contract is and will continue to be free from all defenses, setoffs, and counterclaims of any kind; (g) such Retail Installment Contract conforms with all applicable laws; (h) except as to any interest disclosed in writing to LENDER, such Retail Installment Contract is free from all security, liens, and/or encumbrances; and (i) the property which is the subject of the Retail Installment Contract has been delivered to the retail purchaser under such Retail Installment Contract.

6.8.                            Lot Representation.  All Vehicles located at Dealer’s place of business constitute inventory for resale in the ordinary course of Dealer’s business unless the Vehicle is plainly marked otherwise. None of the Vehicles are in Dealer’s possession pursuant to a consignment or other agreement providing that someone other than Dealer is the Vehicle’s owner or has rights in the Vehicle superior to the rights of Dealer or LENDER, unless (a) LENDER has been notified in writing that such Vehicles are in Dealer’s possession and (b) the Vehicles are plainly so marked and identified.

6.9.                            Name of Dealer.  Dealer’s legal name is precisely the name set forth as such on the last page of this Note.

6.10.                     State of Organization.  Dealer’s state of incorporation, organization or other business entity registration is the state or jurisdiction set forth as such on the last page of this Note.  Upon request, Dealer shall furnish to LENDER an official certificate from the appropriate governing authority evidencing the current legal status of Dealer’s business organization.

7.0                               EVENT OF DEFAULT.  Each and every one of the following events shall be considered an Event of Default:

7.1                               the default in any payment or repayment when due of any of the Purchase Money Inventory Obligations or Obligations, as provided in the Note;

7.2                               LENDER’s deeming itself insecure regarding the Collateral or the possibility of Dealer’s default in any payment or repayment of any of the Obligations;

7.3                               LENDER’s receipt of any report indicating that LENDER is not prior to all other liens, security interests, mortgages, charges, claims, encumbrances or interests of any kind in the Purchase Money Inventory, except as expressly permitted by LENDER in writing or acknowledged by LENDER’s written notification to such third party advising such third party of LENDER’s purchase money security interest in the Purchase Money Inventory and the proceeds thereof;

7.4                               the default in payment or performance of any debt or obligation of Dealer whether to LENDER or to a third party;

7.5                               LENDER determining, in its sole discretion, that any covenant, warranty, representation, or statement made by Dealer in connection with this Note, related documents, any Advance or otherwise to or for the benefit of LENDER has been breached or is false or misleading;

7.6                               the loss, theft, damage, destruction, sale (except as permitted by Section 4.0), or encumbrance of the Collateral, or the making of any levy, seizure, attachment, or execution against Dealer or any of its property;

7.7                               the inability of Dealer or any guarantor to pay debts as they mature, insolvency of Dealer or any guarantor, appointment of a receiver for Dealer or any guarantor, assignment for the benefit of creditors by Dealer, commencement of any proceeding under any bankruptcy or insolvency law by or against Dealer or any guarantor, or entry of or issuance of any order of attachment, execution, sequestration, or other order in the nature of a writ is levied upon the Collateral;

7.8                               the death or incompetency of Dealer if Dealer is an individual or any guarantor, or the death, incompetency, or resignation of a principal stockholder, officer, or manager of Dealer or any guarantor;

7.9                               dissolution, merger or consolidation, or transfer of any substantial part of the property of Dealer or of any guarantor; or

7.10                        LENDER’s determination, in its sole discretion, that control contests or other management disputes within or regarding the Dealer threaten or may threaten the timely repayment of the Obligations by Dealer.

7.11                        An Event of Default by any one undersigned Dealer shall be deemed an event of default by all the undersigned Dealers.

8.0                               REMEDIES.

8.1                               Whenever an Event of Default shall exist, or at any time thereafter (such a default not having previously been cured), LENDER, at its option and without demand or notice of any kind, may declare the Obligations to be immediately due and payable. Upon such Event of Default, LENDER shall have the rights and remedies of a secured party under the UCC with respect to the Collateral, and any other rights or remedies at law, in equity by agreement or otherwise. LENDER shall have the right to pursue any of its rights and remedies separately, successively or concurrently, and the exercise of any right or remedy shall not preclude its subsequent exercise at a later time or the exercise of other rights or remedies. Without limiting the foregoing, LENDER may (a) notify any or all creditors, account debtors or obligors of Dealer’s default or of the security interest of LENDER in Dealer’s accounts or chattel paper and direct payment of same to LENDER; (b) demand, receive, sue for and give receipts or acquittances for any moneys due or to become due on any account, Retail Installment Contract, or under any chattel paper or endorse any item representing any payment on or proceeds of the Collateral; (c) assent to any or all extensions or postponements of time of payment or any other indulgence in release of the Collateral, to the addition or release of acceptance of partial payments and the settlement, compromise or adjustment of such claims, all in a manner and at times as LENDER shall deem advisable; (d) execute and deliver for value all necessary or appropriate bills of sale, documents of title, and other documents and instruments in connection with the management or disposition of the Collateral or any part thereof; (e) hold, store, keep idle, lease, operate, remove, or otherwise use or permit the use of the Collateral or any part of it, for that time and upon those terms as LENDER, in its sole discretion, deems it to be in its own best interests; and (f) take possession of the Collateral and sell the same. For all such purposes, LENDER may, without prior notice, enter upon the premises on which the Collateral is situated (or is believed to be situated) and either cause the Collateral to remain on, be stored on, or managed at such premises at Dealer’s expense, pending sale or other disposition of the Collateral or remove the Collateral to such other place as LENDER shall determine. Notwithstanding the foregoing rights, Dealer shall, upon LENDER’s demand, make the Collateral available to LENDER at a place to be designated by LENDER which is reasonably convenient to both parties. Dealer hereby consents to the appointment of a receiver by any court of competent jurisdiction without necessity of notice, hearing, or bond.

8.2                               Procedures. LENDER may comply with any provision of this Note and any applicable state or federal law requirements in connection with a disposition of the Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Collateral.  LENDER may sell Collateral without giving any warranties and may specifically disclaim warranties, including warranties of title and the like.  LENDER shall not be liable or accountable for the failure to seize, collect, realize, sell, or obtain possession or payment of all or any part of the Collateral and shall not be bound to institute proceedings for the purpose of seizing, collecting, realizing, selling or obtaining possession or payment of same or for the purpose of preserving any rights of LENDER, Dealer or any other person.  LENDER shall not have any obligation to take any steps to preserve rights against prior parties to any Collateral, whether or not in LENDER’s possession, and shall not be liable for failure to do so.

8.3                               No Obligation to Pursue Others.  LENDER shall have no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them, and LENDER may release, modify or waive any Collateral provided by any other person to secure any of the Obligations, all without affecting LENDER’s rights against Dealer.  Dealer waives any right it may have to require LENDER to pursue any third person for any of the Obligations.

8.4                               Sales on Credit.  If LENDER sells any of the Collateral on credit, Dealer will be credited only with payments actually made by the purchaser, received by LENDER and applied to the indebtedness of the purchaser.  In the event the purchaser fails to pay for the Collateral, LENDER may resell the Collateral and Dealer shall be credited with the proceeds of the sale.

8.5                               Notice of Sale.  Dealer agrees that motor vehicles are a type of collateral customarily sold on a recognized market and that LENDER therefore has no obligation to notify Dealer, or any other person, prior to their sale.  In the event LENDER does send notice prior to sale of any Collateral, Dealer agrees that the sending of notice, whether delivered personally, by courier service or by certified or registered mail to any address of Dealer set forth in this Note, of the time and place of any public sale or the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof.  LENDER may, without further notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place at which it was announced at the sale so adjourned.

8.6                               Action Against Bond.  To the extent not prohibited by law, Dealer authorizes LENDER to proceed in an action to collect on or against any bond posted by Dealer with any state or local authorities.

8.7                               No Marshalling.  LENDER shall have no obligation to marshal any assets in favor of Dealer, or against or in payment of the Note, any Obligations or any other obligation owed to LENDER by Dealer or any other person.

8.8                               Right of Set-Off.  Upon the occurrence and during the continuance of an Event of Default, LENDER is authorized at any time and from time to time, without notice to Dealer, to set-off and apply, directly or through any of LENDER’s affiliates, any and all deposits (whether general or special, time or demand, provisional or final, or otherwise) and other assets and properties at any time held in the possession, custody or control of LENDER or its affiliates, and any indebtedness at any time owing by LENDER or its affiliates to or for the credit, account or benefit of Dealer, against any and all of Dealer’s Obligations.

9.0                               GENERAL.

9.1                               Indemnification.  Dealer shall indemnify and hold LENDER harmless from and against any and all liabilities, loss, damage, costs, or expenses of whatever kind or nature relating to claims of third parties arising out of or in any way connected to this Note or Dealer’s business affairs including, without limitation, attorneys’ fees and expenses incurred both in the defense of any action against LENDER and in any action to enforce these indemnity rights as against the Dealer.

9.2                               No Partnership; Joint Venture; Dealer’s Business Affairs.  Notwithstanding anything to the contrary herein contained or implied, LENDER, by this Note or by any action pursuant hereto, shall not be deemed to be a partner or joint venture of Dealer.  Dealer furthermore agrees that notwithstanding the conditions of lending herein, the purchase or sale of Vehicles or Equipment by Dealer is in the ordinary course and, prior to an Event of Default, at the discretion and subject to the business judgment of Dealer.  LENDER has no responsibility or liability of any kind with regard to the quantity, quality, condition, purchase price, or marketability of any item of Purchase Money Inventory.  LENDER is not a party to any loss or gain in the sale of any Purchase Money Inventory sold by Dealer.

9.3                               Expenses.  Dealer agrees to pay in the ordinary course all LENDER’s expenses and costs incidental to the financing provided for under this Note.  Such costs shall include, but are not limited to, fees and out-of-pocket expenses incurred by LENDER or its counsel (including paralegals and similar persons) and any filing fees, stamp taxes, insurance or other charges associated with the creation, perfection, or maintenance of the security interest granted herein.  Dealer agrees that if it fails or refuses to pay any taxes or assessments relating to the Collateral or maintain proper insurance coverage for the Collateral, LENDER may, but has no obligation to, pay said taxes or assessments and purchase a policy or policies of insurance and may treat amounts so expended as additional Obligations.  Any amount so paid or advanced by LENDER, plus related costs, shall be repaid by Dealer on demand and shall bear interest at the highest rate permitted by law from the date of such payment or advance.

9.4                               Notices.  All notices, requests, or other communications by Dealer required by, permitted under, or relating to this Note shall be in writing.  Any notice shall be effective (a) if delivered personally (or by courier) with signed receipt therefor, or (b) three days after dispatch, if delivered via certified or registered U.S. Mail, postage prepaid and addressed as follows:

If intended for LENDER

First Bank of White then addressed to LENDER at the corporate headquarters of Automotive Finance Corporation, as agent for LENDER, as listed on the web site currently located at URL www.AFCDEALER.com or a successor thereto.

If intended for Dealer

All such notices shall be deemed reasonably and promptly given if the effective date thereof is at least five days prior to the event with respect to which notice is given.

9.5                               Merger, Modification; Headings; Waiver. This Note and the documents contemplated hereby are intended by the parties as an amendment and restatement of any prior Promissory Note and Security Agreement or agreements with regard to the subject matter hereof. Notwithstanding the foregoing, this Note and the documents contemplated hereby contain the entire agreement of the parties with regard to the subject matter hereof, and shall be binding upon and inure to the benefit of the successors and assigns of the parties; however, no obligation or rights of Dealer shall be assignable. Dealer authorizes LENDER to alter, amend or modify the Terms and Conditions of this Note at any time by posting a copy of such altered, amended or modified Terms and Conditions on the web site currently located at URL www.AFCDEALER.com or any successor web site. Any request for an Advance by Dealer and subsequent Advance by

LENDER pursuant to Sections 2.1, 2.2 or 2.3 shall constitute the assent of the parties to the Terms and Conditions in effect at that time.  The provisions of this Note may not be altered, amended, or modified by Dealer except in a writing signed by both parties.  The parties acknowledge that the headings herein are for convenience only and shall not be considered in the interpretation of this Note.

9.6                               Usury.  Notwithstanding any provisions of this Note to the contrary, at no time shall Dealer be obligated to pay interest at a rate which would subject LENDER to either civil or criminal liability due to interest being in excess of the maximum rate LENDER is permitted by law to contract or Dealer is permitted by law to agree to pay.  In such circumstances, the rate of interest hereunder shall be deemed to be immediately reduced to such maximum rate, and such interest and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Obligations as of the date such payment was made.  Any such excess shall be held by LENDER for Dealer’s benefit without interest and shall be subject to setoff by LENDER.

9.7                               No Waiver.  No delay or omission by LENDER to exercise any right or remedy shall (a) impair any right or remedy, (b) waive any default or operate as an acquiescence to any Event of Default, or (c) affect any subsequent default, right or remedy of the same or of a different nature.

9.8                               Demand Nature of Credit Facility.  Dealer acknowledges and agrees that the financing evidenced by this Note is payable upon demand.  Nothing in this Note is intended to nor shall be deemed to change the demand nature of this Note, including, without limitation, any reference to Events of Default, to annual financial statements, to Curtailment Dates, to Periods, or otherwise.  Dealer acknowledges and agrees that LENDER, at any time, without notice and with or without reason, may demand that this Obligation be immediately paid in full.  The Dealer acknowledges that demand may be made by LENDER even if the Dealer is in compliance with each and every term of this Note.

9.9                               Signature.  LENDER and Dealer expressly agree that LENDER may, at LENDER’s option, execute this Note and the documents contemplated hereby by way of a signature stamp or other authorized facsimile signature of  Automotive Finance Corporation as LENDER’s agent.  LENDER and Dealer expressly agree that except as authorized under Section 2.10 or the attached Power of Attorney, Dealer may only execute this Note and the documents contemplated hereby by way of an original signature and not by way of a facsimile thereof.

9.10                        Enforcement.  LENDER and Dealer intend and believe that each provision in this Note complies with all applicable ordinances, laws, statutes and judicial and administrative decisions; however, if any provision in this Note is found by a court of law to be in violation of any applicable ordinances, laws, statutes, judicial or administrative decisions, or public policy, then it is the intent of the parties of this Note that such provision be given force to the fullest possible extent that it is legal, valid and enforceable, that the remainder of this Note shall be construed as if such provision were not contained herein and that the remainder of this Note continue in full force and effect.

9.11                        JURISDICTION AND CHOICE OF LAW.  THIS NOTE AND ANY AND ALL AGREEMENTS OR AUTHORIZATIONS EXECUTED BY DEALER OR LENDER IN CONNECTION HEREWITH SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF SOUTH DAKOTA, AS AMENDED FROM TIME TO TIME, WITHOUT RESORT TO PRINCIPLES OF CONFLICTS OF LAWS.  BY EXECUTION OF THIS NOTE, DEALER SUBMITS TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF SOUTH DAKOTA AND TO VENUE IN THE COURTS OF BROOKINGS COUNTY, SOUTH DAKOTA.  ANY ACTION INITIATED BY DEALER AGAINST LENDER RELATING TO THIS NOTE SHALL BE FILED AND CONDUCTED SOLELY IN SAID COURTS.  LENDER MAY BRING ANY SUIT AGAINST DEALER UNDER OR RELATED TO THIS NOTE IN ANY COURT OF COMPETENT JURISDICTION, AND DEALER HEREBY CONSENTS TO LENDER’S CHOICE IN FORUM.  DEALER FURTHER WAIVES ANY RIGHT WHICH IT MAY HAVE TO REMOVE SUCH LITIGATION OR MATTER TO A FEDERAL COURT OR TO REQUIRE THAT ANY SUCH LITIGATION OR MATTER TAKE PLACE IN A FEDERAL COURT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

9.12                        WAIVER OF JURY TRIAL RIGHTS.  DEALER AND LENDER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED.  THEREFORE, EACH PARTY, AFTER CONSULTING, OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY, FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS NOTE AND RELATED AGREEMENT(S), INSTRUMENTS OR TRANSACTIONS, OR ANY ASPECT OF THE PAST, PRESENT, OR FUTURE RELATIONSHIP OF THE PARTIES.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.  Nothing in this section shall be construed as limiting or waiving any right LENDER may have pursuant to Section 9.13 of this Note.

9.13                        Arbitration. Except as expressly provided elsewhere in this agreement, or as otherwise expressly agreed to in writing by LENDER, any and all questions or disputes arising from the operation of, the interpretation of, or, in any way connected with, this agreement may, at the unilateral discretion and direction of LENDER, be submitted for final determination via arbitration pursuant to applicable laws of South Dakota. In the event that litigation has been commenced by the Dealer or guarantor(s), (if any), against LENDER prior to such submission, or if in the event that litigation has been commenced by LENDER against the Dealer, guarantor or any third party, at the sole discretion of LENDER to arbitrate such litigation, all parties to such litigation hereby agree to permanently discontinue, without delay, such litigation upon receipt of 15 days written notice. The arbitration shall be conducted by a single arbitrator. Each party shall select a certified arbitrator. Those arbitrators shall then select one arbitrator who shall arbitrate the case. Any arbitrator selected shall be qualified to conduct commercial arbitrations under the provisions of the applicable laws of South Dakota. The proceedings before the arbitrator shall take place in Brookings County, South Dakota or such other place as the arbitrator may direct. The parties to this agreement, including guarantor(s), (if any), agree and represent to one another that the decision or award of the arbitrator so appointed shall be final and binding upon such parties and shall not be subject to appeal or judicial review. The parties to this agreement, including the guarantor(s), (if any), represent to one another that this section constitutes an express agreement between them to arbitrate in the event that LENDER, in its sole discretion, decides to submit a question or dispute to arbitration. The parties to this agreement hereby agree that the costs of the arbitration shall be Obligations as defined in this agreement.

9.14                        Title Processing Fees. If LENDER determines that it is necessary or desirable to transfer or convert title or obtain a new or replacement title for any Vehicle, Dealer agrees to pay LENDER a title transfer or processing fee not to exceed $100 for each title processed, in addition to all of LENDER’s expenses and costs incidental thereto, which shall include, but are not limited to, fees and out-of-pocket expenses incurred by attorneys (including paralegals and similar persons) and any filing fees or taxes.

9.15                        Attorneys’ Fees Expenses and Costs.  In addition to all other amounts payable hereunder by Dealer, Dealer agrees to reimburse LENDER on demand for any and all attorneys’ (including paralegals’ and similar persons’) fees (not less than 15% of the outstanding Obligations where not prohibited by law), accountants’ fees, appraisers’ fees, and all expenses and costs incurred in collecting or enforcing payment of the Obligations hereunder or in curing any default, including without limitation those fees and costs incurred (a) with or without suit; (b) in any appeal; (c) in any bankruptcy, insolvency or receivership proceeding; and (d) in any post-judgment collection proceedings, plus interest  at the rate provided herein.

9.16                        Communication. Dealer acknowledges that Dealer is obtaining credit from, or is guaranteeing credit from, LENDER, and that Dealer’s obligations will be assigned to and purchased by Automotive Finance Corporation (“AFC”), and that both LENDER and AFC will therefore be participating in the credit or guaranty.  Dealer authorizes AFC and LENDER to share any and all other financial information that it possesses regarding Dealer’s account, including but not limited to information regarding Dealer’s loan history, account history, account balance, and credit worthiness, with any third party that reasonably requests information about Dealer.  Dealer authorizes AFC and LENDER, and their respective affiliates, subsidiaries and parent companies to a) send facsimile transmissions to Dealer at the facsimile numbers listed as Dealer’s facsimile number in any communication sent from time to time by Dealer; b) make telephone calls to Dealer at the telephone numbers listed as Dealer’s telephone number in any communication sent from time to time by Dealer; c) send emails to Dealer at the email addresses listed as Dealer’s email address in any communication sent from time to time by Dealer; and d) communicate to Dealer via any and all other forms of communications, for the purposes of including, but not limited to marketing, collection and any other communication needs.  Dealer agrees that this permission will remain in effect until cancelled by Dealer in writing.

Dealer’s Name and Dealer’s Place(s) of Business:

WHEREFORE, the Dealer has on behalf of themselves individually and in their representative capacity, executed this Note on the      .

Dealer:	First Bank of White (“LENDER”)

By: Automotive Finance Corporation, as agent for First Bank of White

By:
Cameron Hitchcock, President

By:

By:

By:

By:

TERM SHEET FOR

PROMISSORY NOTE AND SECURITY AGREEMENT

Dealer:

Date of Original Note:

The following terms, as defined in the Demand Promissory Note and Security Agreement, shall apply effective immediately:

Floorplan Fee: The Floorplan Fee shall be:

Interest: Interest shall accrue on all Advances under this Note at a variable rate, adjusted each business day, based upon the most recent prime rate published in The Wall Street Journal plus:

Number of Curtailment Date Extensions: The Number of Curtailment Date Extensions shall be limited to:

Period: The Period shall be:

Executed by the undersigned duly authorized representatives effective as of the        .

Dealer:	First Bank of White (“LENDER”)

	By:	Automotive Finance Corporation,
as agent for First Bank of White

By:
Cameron Hitchcock, President

By:

By:

By:

By:

EXHIBIT A

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

That in accordance with the Demand Promissory Note and Security Agreement between First Bank of White, a federally-insured commercial bank organized under the laws of the state of South Dakota (together with Automotive Finance Corporation, as agent for First Bank of White and in its own capacity, “LENDER”) and          (hereinafter referred to jointly and severally as the “Dealer”), to which reference is made for the meaning of all capitalized terms used herein, a power of attorney is hereby conferred by the undersigned on his or her behalf and on behalf of Dealer upon LENDER, the address of the principal office of which is listed on the web site currently located at URL www.AFCDEALER.com or a successor thereto or such other place as LENDER may designate:

(a)         act with general authority with respect to all personal property of the undersigned or Dealer and transactions involving or relating to the same;

(b)         act on behalf of the undersigned and Dealer to assign, reassign, or obtain titles in connection with transactions involving Purchase Money Inventory, Collateral and other property of the undersigned or Dealer;

(c)          act on behalf of the undersigned and Dealer to prepare, sign, endorse, execute and deliver documents including, but not limited to financing statements, notes, checks, drafts, and titles in connection with transactions involving Purchase Money Inventory, Collateral and other property of the undersigned or Dealer;

(d)         act with general authority with respect to claims and litigation of or relating to Purchase Money Inventory, Collateral, and other property of the undersigned or Dealer;

(e)          act with general authority with respect to delegating authority;

(f)           act with general authority with respect to insurance, and accounts or transactions with banks and other financial institutions, of or relating to Purchase Money Inventory, Collateral, and other property of the undersigned or Dealer; and

(g)          act with general authority regarding all other matters which LENDER may, in its sole discretion, deem expedient, reasonable, or necessary in the discharge of the authority hereby conferred — all as if done by the undersigned or Dealer directly.

Dealer shall indemnify, defend and hold harmless LENDER, its affiliates, subsidiaries, officers, directors, employees, representatives, successors, and assigns from and against any and all loss, damage, liability, claims, cause of action, and expenses of whatever kind, arising from the exercise of authority hereunder.  The liability of LENDER and/or any person to whom it delegates authority hereunder, to the undersigned, Dealer or any third person shall be limited to acts in bad faith.  This power of attorney shall be irrevocable until such time as each and every Obligation of the undersigned and Dealer to LENDER has been satisfied in full.  The revocation or termination hereof shall be ineffective unless and until actual notice or knowledge of such revocation or termination shall have been received by the parties acting under this power of attorney.  The undersigned represents and warrants that he/she is a duly authorized agent of Dealer and by execution of this Power of Attorney, Dealer is lawfully bound to and obligated by the terms hereof.  This power of attorney shall be governed by the substantive laws of the State of South Dakota without resort to principles of conflicts of law.

By:	By:

By:	By:

By:	By:

By:	By:

STATE OF	COUNTY OF

Before me the undersigned, a Notary Public in and for the said County and State, personally appeared the above-referred individual(s) who acknowledged the execution of the foregoing Power of Attorney this            of                                     ,                 .

My Commission Expires:
(Notary Public Signature)

My County of Residence:
(Printed Name)

EXHIBIT B

UNCONDITIONAL AND CONTINUING GUARANTY

TO:                         FIRST BANK OF WHITE

DATE:

FOR VALUE RECEIVED, and in consideration of credit and services given or to be given to      (hereinafter referred to jointly and severally as the “Debtor”) by First Bank of White, a federally-insured commercial bank organized under the laws of the state of South Dakota (“LENDER”), the undersigned hereby jointly and severally guaranty the full and prompt payment, when due, whether by acceleration or otherwise, together with interest and all costs, expenses and attorneys’ fees, of any and all obligations of the Debtor to LENDER including such indebtedness as may be encompassed by the term “Obligations” as defined in the Demand Promissory Note and Security Agreement executed by and between LENDER and Debtor, as amended, supplemented or modified from time to time, whether or not such amounts exceed any advance limit applicable to Debtor or communicated to the undersigned (hereinafter collectively referred to as the “Liabilities”).  This is an irrevocable, unconditional and continuing guaranty; it shall cover and secure any amount at any time owing on the Liabilities.

The undersigned each hereby waive any and all presentment, demand, protest and notice of dishonor, non-payment or other default with respect to any of the Liabilities.  The undersigned each hereby grant to LENDER full power to deal in any manner with the Liabilities without notice to the undersigned, including, but without limiting the generality of the foregoing, the following powers: (a) to modify or otherwise change any terms of all or any part of the Liabilities or the rate of interest thereon, to grant any extension or renewal thereof, and any other indulgence with respect thereto, and to effect any release, compromise or settlement with respect thereto; and (b) to enter into any agreement of forbearance with respect to all or any part of the Liabilities or with respect to all or any part of the collateral related thereto and to change the terms of any such agreement.  The obligations of the undersigned hereunder shall not be released, discharged or in any way affected, nor shall the undersigned have any rights or recourse against LENDER by reason of any action LENDER may take or omit to take under the foregoing powers.

If a claim is made upon LENDER at any time for repayment or recovery of any amount(s) or other value received by LENDER, from any source, in payment of or on account of any of the Liabilities of the Debtor guarantied hereunder and LENDER repays or otherwise becomes liable for all or any part of such claim by reason of: (a) any judgment, decree or order of any court or administrative body having competent jurisdiction; or (b) any settlement or compromise of any such claim, the undersigned shall remain jointly and severally liable to LENDER hereunder for the amount so repaid or for which LENDER is otherwise liable to the same extent as if such amount(s) had never been received by LENDER, notwithstanding any termination hereof or the cancellation of any note, instrument, or other agreement evidencing any of the Liabilities.

In case the Debtor shall fail to pay all or any part of the Liabilities when due, whether by acceleration or otherwise, according to the terms thereof, the undersigned will immediately pay the amount due and unpaid by the Debtor in like manner as if such amount constituted the direct and primary obligation of the undersigned.  LENDER shall not be required, prior to any such payment by or demand on the undersigned, to make any demand upon or pursue or exhaust any of its rights or remedies against the Debtor or others with respect to the payment of any of the Liabilities.

Notwithstanding anything to the contrary in this guaranty, the undersigned each hereby irrevocably waive(s) all rights he/she may have at law or in equity (including, without limitation, any law subrogating the undersigned to the rights of LENDER) to seek contribution, indemnification, or any other form of reimbursement from the Debtor, any other guarantor, or any other person hereafter primarily or secondarily liable for any obligations of the Debtor to LENDER, for any disbursement made by the undersigned under or in connection with this guaranty or otherwise.  The undersigned furthermore waive: (a) all defenses based on suretyship, notice, or impairment of collateral; and (b) any defenses which the Debtor may assert on the Liabilities including but not limited to failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction, and usury.

This guaranty is in addition to and not in substitution for any other guaranty or other securities which LENDER may now or hereafter hold for all or any part of the Liabilities, and LENDER shall not be under any other obligation to marshal in favor of the undersigned any other guaranties or other securities or any monies or other assets which LENDER may be entitled to receive or may have a claim upon.  No loss of or in respect of or unenforceability of any other guaranties or other securities which LENDER may now or hereafter hold in respect of any of the Liabilities, whether resulting from the fault of LENDER or otherwise, shall in any way limit or lessen the undersigned’s liability under this guaranty.

The undersigned understand and agree that no loans made by the undersigned to the Debtor are permitted to be repaid by the Debtor while this guaranty or any indebtedness to LENDER is outstanding.  All debts and liabilities, present and future, of Debtor to the undersigned are hereby assigned to LENDER and postponed to the Liabilities, and all monies received by the undersigned in respect thereof shall be received in trust for LENDER and forthwith upon receipt shall be paid over to LENDER, unless prior written authorization to the contrary has been obtained from LENDER, without in any way lessening or limiting the liability of the undersigned under this guaranty.  This assignment and postponement is independent of the guaranty and shall remain in full force and effect until repayment in full to LENDER of all the Liabilities, notwithstanding that the liability of the undersigned under this guaranty may have been discharged or terminated.

This guaranty shall not be discharged or otherwise affected by the death or loss of capacity of the Debtor, by any change in the name of the Debtor, or (if a partnership, limited liability company or other membership organization) by any change in the membership of the Debtor or (if a corporation) by any change in the officers, capital structure, by-laws or articles of the Debtor, by the sale of the Debtor’s business or any part thereof, by the Debtor being reorganized or being amalgamated with one or more other corporations or other entities, by the Debtor becoming bankrupt or insolvent or by any other matter or thing whatsoever but shall continue to apply to all Liabilities whether incurred before or after any such event.  In the case of a change in the membership of the Debtor or in the case of the Debtor being reorganized or being amalgamated with one or more other entities, this guaranty shall apply to the liabilities of the resulting entity, and the term “Debtor” includes each such resulting entity.  This guaranty shall not be discharged or otherwise affected by the death of the undersigned.

The undersigned hereby warrants to LENDER that the undersigned has by independent means made himself/herself fully aware of Debtor’s financial condition.  The undersigned agrees to pay all costs, expenses, and attorneys’ fees incurred by LENDER in the enforcement of this guaranty.

                                                Whenever possible each provision of this guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

EXHIBIT C

1

THIS GUARANTY SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF SOUTH DAKOTA, AS AMENDED FROM TIME TO TIME, WITHOUT RESORT TO PRINCIPLES OF CONFLICTS OF LAWS.  BY EXECUTION OF THIS GUARANTY, THE UNDERSIGNED SUBMITS TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF SOUTH DAKOTA AND TO VENUE IN THE COURTS OF BROOKINGS COUNTY, SOUTH DAKOTA.  ANY ACTION INITIATED BY THE UNDERSIGNED AGAINST LENDER RELATING TO THIS GUARANTY SHALL BE FILED AND CONDUCTED SOLELY IN SAID COURTS.  LENDER MAY BRING ANY SUIT RELATING TO THIS GUARANTY IN ANY COURT OF COMPETENT JURISDICTION, AND THE UNDERSIGNED HEREBY CONSENTS TO LENDER’S CHOICE OF FORUM.  THE UNDERSIGNED FURTHER WAIVES ANY RIGHT WHICH IT MAY HAVE TO REMOVE SUCH LITIGATION OR MATTER TO A FEDERAL COURT OR TO REQUIRE THAT ANY SUCH LITIGATION OR MATTER TAKE PLACE IN A FEDERAL COURT.

THE UNDERSIGNED AND LENDER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED.  THEREFORE, EACH PARTY, AFTER CONSULTING, OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY, FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY.

All rights, powers, privileges and immunities of LENDER hereunder shall inure to the benefit of the successors and assigns of LENDER, and shall be binding upon each of the undersigned, his/her personal representatives, heirs and assigns. Guarantor acknowledges that both Debtor’s and Guarantors obligations will be assigned to and purchased by Automotive Finance Corporation (“AFC”).

Witness the hand and seal of the undersigned the day and year first above written.

STATE OF	COUNTY OF

Before me the undersigned, a Notary Public in and for the said County and State, personally appeared the above-referred individual(s) who acknowledged the execution of the foregoing Unconditional and Continuing Guaranty this          of                                   ,                 .

My Commission Expires:
(Notary Public Signature

My County of Residence:
(Printed Name)

2